Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert Lisy, Chief Executive Officer and President of International Money Express, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:
1.the Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 7, 2022

By:	/s/ Robert Lisy
Name:	Robert Lisy
Title:	Chief Executive Officer and President (Principal Executive Officer)